VANGUARD
ADMIRAL FUNDS
Annual Report - January 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

      We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

      But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

      They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

John C. Bogle                                                John J. Brennan
Senior Chairman                                              Chairman & CEO



CONTENTS
    A MESSAGE TO OUR SHAREHOLDERS...............................1
    THE MARKETS IN PERSPECTIVE .................................5
    REPORT FROM THE ADVISER.....................................7
    PERFORMANCE SUMMARIES.......................................9
    PORTFOLIO PROFILES ........................................13
    FINANCIAL STATEMENTS ......................................18
    REPORT OF INDEPENDENT ACCOUNTANTS .........................32

 All comparative mutual fund data are from Lipper Analytical Services, Inc., or
                      Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

The four Portfolios of Vanguard Admiral Funds earned returns ranging from +17.1% to +5.3% during the fiscal year ended January 31, 1998. In a near-perfect environment for fixed-income investments, each Portfolio not only provided a fine absolute return but also performed well relative to competing funds.

      Returns from our Portfolios, of course, varied considerably according to their maturities. The U.S. Treasury Money Market Portfolio, which has the shortest maturity of the four, provided the lowest return, while the Long-Term U.S. Treasury Portfolio provided the highest return--just as you would expect in a year when long-term interest rates declined and prices of existing issues rose.

      The table below presents the total return (capital change plus reinvested dividends) for each Portfolio during the fiscal year. Each is compared with its key benchmarks--a peer group of mutual funds and an appropriate unmanaged market index.

--------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                               FISCAL YEAR ENDED
                                                               JANUARY 31, 1998
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO                                 + 5.3%
Average Treasury
 Money Market Fund                                                   + 4.8
Salomon Brothers Three-Month
 U.S. Treasury Bill Index                                            + 5.3
--------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY PORTFOLIO                                   + 7.2%
Average Short-Term Treasury Fund                                     + 7.0
Lehman Brothers 1-5 Year
 U.S. Treasury Bond Index                                            + 7.9
--------------------------------------------------------------------------------
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                            +11.0%
Average Intermediate-Term
 Treasury Fund                                                       + 9.7
Lehman Brothers 5-10 Year
 U.S. Treasury Bond Index                                            +11.7
--------------------------------------------------------------------------------
LONG-TERM U.S. TREASURY PORTFOLIO                                    +17.1%
Average Long-Term Treasury Fund                                      +13.1
Lehman Brothers Long U.S. Treasury Index                             +18.3
--------------------------------------------------------------------------------

      It's important to note the stark contrast between the returns on longer-term bonds this year versus last year. In our 1997 annual report, we told you about the damage that rising interest rates inflicted on long-term bonds. Our Long-Term U.S. Treasury Portfolio, which returned +17.1% in fiscal 1998, had a negative return of -1.7% during fiscal 1997--a powerful reminder of the short-term variability of bond returns. These returns include net interest income earned by the Portfolio; excluding income, the capital return of +9.8% in the past year compared to -8.1% a year earlier. As we have explained in previous reports, our bond Portfolios have longer average maturities than most of their competitors and, therefore, are more sensitive to changes in interest rates. This distinction clearly favored our Portfolios during this fiscal year, just as it hinders our relative performance when interest rates are rising. We believe our strategy is in the best interest of our long-term shareholders.

      Per-share figures for each Portfolio, including net asset values and income dividends, are presented in the table that follows this letter. Yields as of the fiscal year-end also are listed. Our Portfolios made no capital gain distributions during the fiscal year.

THE FINANCIAL MARKETS IN BRIEF

The rare mixture of solid economic growth, low unemployment, and decelerating inflation was a tonic for U.S. financial markets during the fiscal year. While this environment was especially kind to stock investors, bond investors also earned solid returns thanks to the general decline in interest rates.

      As the fiscal year began, long-term interest rates were rising because many investors expected that the economy's robust growth would cause inflation to accelerate. But the rate rise was short-lived. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April, then headed lower as the news on inflation got better rather than worse. Turmoil in Asia also gave a boost to the U.S. bond market late in 1997 as investors--both foreign and domestic--sought the relative safety of bonds. On January 31, the 30-year bond's yield stood at 5.80%, nearly 100 basis points below the 6.79% level at which it began the fiscal year. When all was said and done, the price of the long bond was up about 9% for the twelve months.

      For very short-term securities, interest rates rose slightly on balance. The yield on three-month U.S. Treasury bills was 5.18% on January 31, 1998, up a tiny bit from 5.15% a year earlier. The spread between yields on three-month T-bills and 30-year Treasury bonds narrowed from 1.64 percentage points when the fiscal year began to a slim 0.62 percentage point at fiscal year-end. Such a "flattening" of the yield curve has more often than not been a precursor of a slowing economy.

      Overall, the U.S. bond market provided a return of +10.7% for the fiscal year (as measured by the Lehman Aggregate Bond Index), a sturdy performance that was significantly higher than the fiscal 1997 return of +3.3%, but well shy of the +17.0% gain in fiscal 1996. The Lehman Index includes both government and high-grade corporate bonds, with maturities ranging from short to long.

      While the fiscal year was wonderful for the bond market, it was even more wonderful for the stock market. U.S. stocks, as measured by the Wilshire 5000 Equity Index, provided a total return of +25.2% for the twelve months ended January 31, bringing the Index's three-year cumulative return to a remarkable +113.8%.

FISCAL 1998 PERFORMANCE OVERVIEW

Each of the four Portfolios of Vanguard Admiral Funds turned in an excellent performance during the twelve months, both on an absolute and relative basis. Our relative superiority was based largely on two factors: our policy of holding somewhat longer maturities than our peers in a favorable environment, and our substantial cost advantage, which enables us to deliver more of our gross returns to our shareholders.

      The following table shows the change in each Portfolio's yield between January 31, 1997, and January 31, 1998, and breaks out each Portfolio's total return into its income and capital components.

      Our U.S. Treasury Money Market Portfolio maintained its $1 share price, as is expected but not guaranteed. Its +5.3% return topped that of its average peer by 0.5 percentage point and matched that of its benchmark index.

-------------------------------------------------------------------------------------------
                                                                  TOTAL RETURNS
                                   ANNUALIZED                    FISCAL YEAR ENDED
                                   YIELDS* ON                    JANUARY 31, 1998
                                   JANUARY 31,           ----------------------------------
U.S. TREASURY                 -----------------------    INCOME       CAPITAL       TOTAL
PORTFOLIO                      1997         1998         RETURN       RETURN       RETURN
-------------------------------------------------------------------------------------------
Money Market                   5.06%        5.25%        +5.3%           0.0%        + 5.3%
Short-Term                     5.99         5.35         +6.1           +1.1         + 7.2
Intermediate-Term              6.51         5.49         +6.8           +4.2         +11.0
Long-Term                      6.81         5.80         +7.3           +9.8         +17.1
-------------------------------------------------------------------------------------------

*Seven-day yield for Money Market Portfolio; 30-day yield for other Portfolios.

      The +7.2% return of our Short-Term U.S. Treasury Portfolio came mostly from interest income, given its average maturity of a little more than two years. Our Intermediate-Term U.S. Treasury Portfolio, which is more than twice as sensitive to interest-rate changes, earned a total return of +11.0%, consisting of a share-price increase of +4.2% and an income return of +6.8%.

      Finally, our Long-Term U.S. Treasury Portfolio received the biggest boost from the interest-rate decline, earning a capital return of +9.8% that helped bring the Portfolio's total return to +17.1%.

LIFETIME PERFORMANCE OVERVIEW

In the five years since their inceptions, the Portfolios of Vanguard Admiral Funds have established a solid performance edge over mutual funds holding Treasury bonds with similar maturities. This advantage has added up nicely for our shareholders.

--------------------------------------------------------------------------------
                                                       TOTAL RETURNS
                                              DEC. 14, 1992, TO JAN. 31, 1998
                                           -------------------------------------
                                                                FINAL VALUE OF
                                             AVERAGE               A $50,000
                                           ANNUAL RATE        INITIAL INVESTMENT
--------------------------------------------------------------------------------
U.S. TREASURY
 MONEY MARKET PORTFOLIO                         + 4.6%              $63,083
Average Treasury
 Money Market Fund                              + 4.2                61,736
Salomon Three-Month
 Treasury Index                                 + 4.9                63,798
--------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY
 PORTFOLIO                                      + 6.0%              $67,485
Average Short-Term
 Treasury Fund                                  + 5.5                65,897
Lehman 1-5 Year
 U.S. Treasury Index                            + 6.2                68,217
--------------------------------------------------------------------------------
INTERMEDIATE-TERM
 U.S. TREASURY PORTFOLIO                        + 7.8%              $73,562
Average Intermediate-Term
 Treasury Fund                                  + 6.8                70,136
Lehman 5-10 Year
 U.S. Treasury Index                            + 8.0                74,248
--------------------------------------------------------------------------------
LONG-TERM U.S. TREASURY
 PORTFOLIO                                      +10.1%              $82,024
Average Long-Term
 Treasury Fund                                  + 8.0                74,309
Lehman Long U.S.
 Treasury Index                                 +10.4                83,140
--------------------------------------------------------------------------------

      The Performance Summaries on pages 9 through 12 include charts showing cumulative returns for the lifetime of each of our Portfolios as well as year-by-year breakdowns of the income and capital returns earned by each. The adjacent table summarizes the total returns of each Portfolio since its inception relative to those of comparable fixed-income mutual funds and relevant indexes. It also shows how hypothetical $50,000 investments in each fund and in its comparative standards would have grown over the period.

      Our low costs are largely responsible for the consistent and commanding edge we hold over our peers and help us closely track our benchmark indexes. Our expense ratio (annual expenses as a percentage of average net assets) for the fiscal year amounted to 0.15%--$1.50 per $1,000 invested--a small fraction of the 1.04% in expenses charged each year by the average fixed-income mutual fund. While costs are a critical element in the long-term performance of mutual funds in general, they matter especially for bond funds. Because a fixed-income fund's operating costs come directly out of the income that would otherwise flow to shareholders, differences in cost account for much of the long-term difference in returns between mutual funds holding bonds of comparable credit quality and maturity. While bond fund returns will fluctuate unpredictably year to year as interest rates change, costs are a relatively predictable influence on net return. The simple message of our comparative advantage is: Costs matter.

      Though our Portfolios failed to keep up with their Indexes for the five-year period, low costs helped to hold our shortfalls to a minimum. The Indexes are notoriously tough standards for actively managed bond funds because such benchmarks exist only on paper and are not burdened by the operating, advisory, and securities-transaction costs that all mutual funds must incur.

      Two other keys to our fine absolute and relative performance are the skill of our outstanding investment adviser, Vanguard Fixed Income Group, and our policy of maintaining the maturities of our Portfolios within well-defined limits.

      We point out that future returns of the Portfolios of Vanguard Admiral Funds may be higher or lower than those shown above. The period since the inceptions of the Portfolios has been a generally good one for longer-term bonds (with the notable exception of 1994), as interest rates have declined on balance. With long-term bond yields now below 6%, it is unrealistic to expect future returns to be as high as those earned so far during the lifetime of Vanguard Admiral Funds.

IN SUMMARY

The stock market is now in the 16th year of a truly remarkable bull run. An unfortunate side effect of this amazing performance is that some investors may have become convinced that bonds serve only to dilute the returns from their stocks. This is a dangerous notion. Bonds provide higher current income than stocks. And the performance leadership among the asset classes shifts from time to time, often unpredictably. We believe that constructing a balanced portfolio that includes not just stock funds but also bond funds and money market funds is a prudent course for long-term investors, no matter how powerful the allure of the "hottest" asset class.

      For the bond portion of your investment program, Vanguard Admiral Funds will continue to provide skillfully managed, clearly defined U.S. Treasury Portfolios at the lowest costs in the industry. We will stay the course with our proven strategy, and we suggest you do the same with a diversified, balanced investment program.




/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN
John C. Bogle                                          John J. Brennan
Senior Chairman                                        Chairman and
                                                       Chief Executive Officer
February 19, 1998


PORTFOLIO STATISTICS
----------------------------------------------------------------------------------------------------------------------------
                                      NET ASSET VALUE
                                         PER SHARE                         TWELVE MONTHS                             SEC
                                    -------------------      -------------------------------------------            30-DAY
                                        JANUARY 31,            INCOME         CAPITAL             TOTAL           ANNUALIZED
U.S. TREASURY PORTFOLIO             1998         1997        DIVIDENDS         GAINS              RETURN             YIELD
----------------------------------------------------------------------------------------------------------------------------
Money Market                        $ 1.00      $ 1.00          $0.052          $0.00             + 5.3%             5.25%*
Short-Term                           10.15       10.04           0.592           0.00             + 7.2              5.35
Intermediate-Term                    10.60       10.17           0.645           0.00             +11.0              5.49
Long-Term                            11.12       10.13           0.669           0.00             +17.1              5.80
----------------------------------------------------------------------------------------------------------------------------

*Seven-day yield.

THE MARKETS IN PERSPECTIVE
Year Ended January 31, 1998

U.S. EQUITY MARKETS

Overall, the fiscal year that ended in January again provided U.S. equity investors with exceptional returns, as illustrated by the 26.9% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets toward the end of 1997. The region's turmoil created a high degree of uncertainty about which countries and companies would be most affected. At a deeper level, investors also were concerned about how local and global economic growth might ultimately be affected by the Asian currency devaluations. As a result, beginning in late October, the U.S. market grew increasingly volatile.

      While the dust continued to settle, many investors sought the traditional havens for periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities and health care. The last four months of the fiscal year saw a broad advance in these "safe" sectors, with utilities gaining 23.2% and health care 17.1%. By contrast, concern regarding slowing economic activity in Asia had a pronounced effect on oil prices and on the stocks of oil and oil-service companies. From early October through mid-January, oil prices fell from nearly $23 a barrel to less than $16, but ultimately recovered to $17.21. During this period, integrated-oils stocks declined 8.8% and those of oil-service firms dropped 12.5%. The troubles in Asia also affected small-company stocks generally: After posting strong results during the summer, these stocks fell 4.9% from September through January.

      Despite the recent changes in the investment environment, the fiscal year that ended January 31 remained a stellar one for U.S. stock investors. The best-performing sector, to the surprise of many analysts, was utilities, which rose 38.6%. Utilities benefited from a number of factors, including the strength of the economy, falling interest rates, and merger activity--plus, as noted, a boost from investors hoping to avoid anything connected with Asia. In contrast, the commodity-oriented materials & processing sector posted a gain of 9.1%. Despite the late-year rockiness, small-cap stocks also fared well overall, as illustrated by the 18.1% increase of the Russell 2000 Index. Small-company technology issues were a glaring exception, falling 2.3%.

---------------------------------------------------------------------------------------
                                                        AVERAGE ANNUALIZED RETURNS
                                                      PERIODS ENDED JANUARY 31, 1998
                                                   ------------------------------------
                                                     1 YEAR     3 YEARS         5 YEARS
---------------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                                      26.9%        30.5%         20.3%
   Russell 2000 Index                                 18.1         22.2          15.3
   MSCI EAFE Index                                    10.6          9.6          12.7
---------------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                        10.7%        10.2%          7.3%
   Lehman 10-Year Municipal Bond Index                10.0          9.7           7.4
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                         5.3          5.4           4.7
---------------------------------------------------------------------------------------
OTHER
   Consumer Price Index                                1.6%         2.4%          2.5%
---------------------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

In a fiscal year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 10.7% for the period, comprising 7.2% in income return and 3.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. The worries seemed to have been unnecessary, as the actual CPI increase for calendar 1997 was a mere 1.7%.

      The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peace-fully. The market also was bolstered, in the final months of 1997, by the drop in oil prices and by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 5.80%, compared with 6.79% on January 31, 1997. Falling rates flattened the yield curve considerably: Only 0.62% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.64% one year ago. This "tighter spread" reflects expectations that inflation will remain modest.

      The best-performing sector in 1997 was long-term Treasuries, as illustrated by the exceptional 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--especially, of course, those in Asia. Despite improved returns during January 1998, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 14.7% in U.S. dollar terms over the fiscal year. Among individual markets, the 12-month period saw sharp declines (in U.S. dollar terms) in Singapore, down 43.8%, and Malaysia, down 72.3%. Many Asian markets continued to reel from the problems that began in midsummer with currency devaluations by a number of countries. The key issue in the region's markets is whether price levels now fairly, excessively, or insufficiently reflect the challenges these economies face.

      By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 28.6% for the 12 months ended January 31. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

The fiscal year ended January 31, 1998, was remarkable from a number of perspectives. It was a period of continued buoyancy in our capital markets, as both stock and bond prices neared or surpassed record highs. It was a period of dramatic growth in the domestic economy and of dramatic improvements in consumer price inflation. It was a time when millions of new investors adopted mutual funds as their savings and investment vehicles of choice, placing billions of dollars into funds of all varieties. Last, it was a time of global economic upheaval, particularly in Asia.

      What made the last 12 months so fascinating was the way in which these forces and events interacted, at times harmonizing to intensify their relative effects, at other times opposing so as to nullify each other's impact. Just as the East and West Coasts were beset by storms spawned by "El Nino," the capital markets were buffeted by winds blowing both domestically and from abroad. For the most part the winds were at our backs. The Portfolios of Vanguard Admiral Funds not only weathered the economic turbulence but prospered from these powerful tailwinds.

PORTFOLIO REVIEWS

The seventh year of domestic economic expansion is behind us, making this period of prosperity the third-longest since World War II. While the strong economy has been a blessing to corporate bonds in particular, all bond funds benefited from two unrelated but powerful factors. The first was a welcome, if somewhat perplexing, improvement in consumer price inflation that occurred in fiscal 1998 despite robust strength in the economy and steadily rising employment and employment costs. Unemployment reached a 24-year low and (for calendar-year
1997) consumer prices rose a mere 1.7%. Such a rare combination of good economic and inflation news is to be savored.

      Given the rapid unwinding of both inflation and inflationary expectations over the last nine months of the fiscal year, it may be difficult to remember that the year began on a much less sanguine note. In the winter of 1996-1997, people were expecting the Federal Reserve Board to tighten monetary policy to slow economic growth and avert inflationary excesses. In March the Fed did raise the federal funds rate (at which banks lend to each other) from 5.25% to 5.50%. Over the subsequent four weeks, investors sold bond securities in quantities sufficient to raise long- and intermediate-term interest rates by about 0.4 percentage point. The "garden variety" long-term Treasury bond, which began the year sporting a yield to maturity of 6.8%, rose to about 7.2% by mid-April. No one could know at the time, but April would prove to be the bond market's cruelest month. Thereafter, the market experienced one pleasant surprise after another. During spring and summer, the markets were blessed by continued (albeit moderate) growth in the economy and good inflation news. The 30-year Treasury bond's yield descended from the mid-April peak, hovering around 6.5% from June to October. In late October, Fed policymakers again began to voice concern that the sustained rapid growth in employment might cause labor costs to escalate.

      The market's reaction, not surprisingly, produced an irregular decline in bond prices and a rise in interest

INVESTMENT PHILOSOPHY

The Funds reflect a belief that investors who want the unparalleled credit quality of U.S. Treasury securities should be able to select portfolios with maturities appropriate to their needs.

rates. However, this development was halted abruptly by an astonishing, intense, and rapid deterioration in the Pacific Rim economies.

NOTES (MOSTLY SOUR) FROM ABROAD

From October through January, financial markets were treated to a seemingly unending stream of news reports detailing the "meltdown" of many Asian economies. The apparently isolated popping in the summer of a real estate bubble in Thailand had, by autumn, infected the economies and affected the currencies of Malaysia, Indonesia, Hong Kong, South Korea, the Philippines, and even (to a lesser degree) Japan. The world economic picture had changed strikingly. Uncharacteristically, the U.S. bond market turned its attention away from our own economy and focused on events across the Pacific.

      The Short-, Intermediate-, and Long-Term U.S. Treasury Portfolios of Vanguard Admiral Funds were major beneficiaries of this shift in focus. First, the turmoil abroad prompted an almost knee-jerk "flight to quality," as investors dumped risky securities and bought Treasury bonds. As the bad news unfolded, long-term interest rates descended progressively from 6.4% to 5.8%. At present, they appear to have stabilized within a 5.7%-6.0% trading range.

      The flight to quality would have been transitory were it not for some sobering implications of the Asian crisis. Bond market participants understood that the Fed would have to modulate its formerly militant monetary stance in light of the weakness in Asian economies. The "Asian contagion," they realized, would affect the U.S. economy by depressing exports, stimulating consumption of imported goods, and further shrinking the already-small inflation rate. Those prospects buoyed bond prices and thus also the net asset values of your Portfolios' shares (other than the Money Market Portfolio, which maintained a constant $1 net asset value). In short, it was yet another good year to be a bondholder. Unfortunately, that makes it that much harder for the next year to be so rewarding.

RISKS AHEAD

The markets now reflect very optimistic investor expectations. Inflation during the fiscal year was 1.6%. Interest rates are at their lowest levels in decades. Can things get better than this?

      It's possible. The "real" rate of interest (interest rates minus the inflation rate), at 4% or so, remains high by historic comparisons. Bonds could gain if either the real rate shrinks while inflation is stable or if inflation is reduced even further. That said, it's difficult to envision a market environment that will produce bond returns near or above 10% in 1998, if only because the interest income component of returns is now below 6%. To replicate the returns of recent years, bond prices would have to rise more than 4%, an outcome that is less likely, particularly with the economy and employment still so strong.

      In conclusion, we recommend caution and prudence. The Portfolios of Admiral Funds, with their policy of investing only in U.S. Treasuries, offer investors low-cost investment choices of varying risk/return characteristics that can be used to exercise the appropriate level of caution. The future is unknowable. Sticking to one's long-range plan is the best technique for confronting its uncertainties.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group                                February 12, 1998

PERFORMANCE SUMMARY
U.S. Treasury Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 1998
--------------------------------------------------------------------------------

                 U.S. TREASURY            AVERAGE
             MONEY MARKET PORTFOLIO         FUND*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
-------------------------------------------------
1993        0.0%       0.4%      0.4%       0.4%
1994        0.0        3.0       3.0        2.6
1995        0.0        4.2       4.2        3.8
1996        0.0        5.7       5.7        5.3
1997        0.0        5.2       5.2        4.7
1998        0.0        5.3       5.3        4.8
-------------------------------------------------

*Average Treasury Money Market Fund.

See Financial Highlights table on page 27 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 1998
--------------------------------------------------------------------------------


               U.S. Treasury         Average Treasury      Salomon Three-Month
           Money Market Portfolio    Money Market Fund       Treasury Index
           ----------------------    -----------------       --------------
12/14/92           50000                   50000                  50000
1993 01            50205                   50190                  50210
1993 04            50564                   50511                  50576
1993 07            50937                   50836                  50961
1993 10            51318                   51167                  51357
1994 01            51706                   51500                  52150
1994 04            52104                   51839                  52189
1994 07            52606                   52285                  52716
1994 10            53187                   52814                  53342
1995 01            53874                   53447                  54471
1995 04            54623                   54125                  54835
1995 07            55402                   54847                  55621
1995 10            56161                   55550                  56404
1996 01            56922                   56253                  57597
1996 04            57637                   56875                  57884
1996 07            58377                   57535                  58619
1996 10            59137                   58211                  59399
1997 01            59901                   58897                  60610
1997 04            60652                   59548                  60917
1997 07            61453                   60262                  61703
1997 10            62257                   60994                  62512
1998 01            63083                   61736                  63798

---------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED JANUARY 31, 1998
                                                         ---------------------------------
                                                                                   SINCE      FINAL VALUE OF A
                                                         1 YEAR      5 YEARS     INCEPTION   $50,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio                       5.31%       4.67%        4.63%          $63,083
Average Treasury Money Market Fund                         4.82        4.23         4.19            61,736
Salomon Three-Month Treasury Index                         5.26        4.75         4.86            63,798
---------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
                                                INCEPTION                        ---------------------------------
                                                   DATE     1 YEAR     5 YEARS   CAPITAL      INCOME        TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio            12/14/1992   5.29%      4.63%     0.00%        4.62%         4.62%
------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY

Short-Term U.S. Treasury Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 1998

--------------------------------------------------
       SHORT-TERM U.S. TREASURY PORTFOLIO  LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
--------------------------------------------------
1993         1.7%      0.7%      2.4%        2.3%
1994         1.0       4.5       5.5         6.1
1995        -4.6       5.2       0.6        -0.1
1996         4.7       6.7      11.4        12.0
1997        -1.9       6.0       4.1         4.1
1998         1.1       6.1       7.2         7.9
--------------------------------------------------

*Lehman 1-5 Year U.S. Treasury Index.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 1998
--------------------------------------------------------------------------------


               Short-Term U.S.         Average Short-Term        Lehman 1-5 Year U.S.
             Treasury Portfolio          Treasury Fund             Treasury Index
             ------------------          -------------             --------------
12/14/92           50000                     50000                      50000
1993 01            51176                     50958                      51165
1993 04            52300                     51885                      52334
1993 07            52573                     52177                      52814
1993 10            53405                     53144                      53753
1994 01            53989                     53613                      54297
1994 04            52844                     52316                      52907
1994 07            53519                     52923                      53623
1994 10            53591                     53453                      53565
1995 01            54297                     53908                      54231
1995 04            56002                     55089                      56024
1995 07            57691                     56464                      57784
1995 10            58889                     58087                      59066
1996 01            60494                     59601                      60750
1996 04            59874                     58515                      60085
1996 07            60638                     59095                      60853
1996 10            62212                     60991                      62516
1997 01            62945                     61603                      63223
1997 04            63485                     61646                      63745
1997 07            65143                     63220                      65648
1997 10            66178                     64639                      66786
1998 01            67485                     65897                      68217

------------------------------------------------------------------------------------------------------------
                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED JANUARY 31, 1998
                                                      ---------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                      1 YEAR      5 YEARS     INCEPTION   $50,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio                     7.21%       5.69%        6.02%          $67,485
Average Short-Term Treasury Fund                       6.97        5.28         5.53            65,897
Lehman 1-5 Year U.S. Treasury Index                    7.90        5.92         6.24            68,217
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
                                                 INCEPTION                       ---------------------------------
                                                   DATE     1 YEAR     5 YEARS   CAPITAL      INCOME        TOTAL
------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio              12/14/1992    6.49%      5.80%     0.24%        5.66%        5.90%
------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY

Intermediate-Term U.S. Treasury Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 1998

-------------------------------------------------
               INTERMEDIATE-TERM
             U.S. TREASURY PORTFOLIO       LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
-------------------------------------------------
1993         2.9%      0.9%      3.8%        3.8%
1994         4.1       5.8       9.9        10.6
1995        -9.4       5.7      -3.7        -4.5
1996        11.7       7.5      19.2        19.6
1997        -5.0       6.3       1.3         1.3
1998         4.2       6.8      11.0        11.7
-------------------------------------------------

*Lehman 5-10 Year U.S. Treasury Index.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 1998
--------------------------------------------------------------------------------


             Intermediate-Term U.S.  Average Intermediate-      Lehman 5-10 Year U.S.
               Treasury Portfolio     Term Treasury Fund           Treasury Index
               ------------------     ------------------           --------------
12/14/92            50000                   50000                     50000
1993 01             51875                   51675                     51888
1993 04             53828                   53317                     53815
1993 07             54949                   54201                     55242
1993 10             56577                   55756                     57050
1994 01             57008                   56321                     57404
1994 04             53709                   53610                     53784
1994 07             54543                   54043                     54613
1994 10             53626                   53526                     53547
1995 01             54917                   54637                     54844
1995 04             57536                   56548                     57603
1995 07             60442                   58151                     60566
1995 10             62865                   59960                     63019
1996 01             65437                   62915                     65604
1996 04             62545                   60631                     62626
1996 07             63252                   60692                     63352
1996 10             65876                   62574                     66088
1997 01             66285                   63940                     66476
1997 04             66549                   64020                     66559
1997 07             69775                   66160                     70200
1997 10             71277                   67211                     71865
1998 01             73562                   70136                     74248


------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED JANUARY 31, 1998
                                                      ----------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                      1 YEAR      5 YEARS     INCEPTION   $50,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury Portfolio              10.98%      7.24%         7.81%         $73,562
Average Intermediate-Term Treasury Fund                 9.69       6.30          6.82           70,136
Lehman 5-10 Year U.S. Treasury Index                   11.69       7.43          8.01           74,248
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
                                                INCEPTION                        ---------------------------------
                                                  DATE      1 YEAR     5 YEARS   CAPITAL      INCOME        TOTAL
------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury Portfolio       12/14/1992    9.02%      7.42%    1.15%         6.41%        7.56%
------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Long-Term U.S. Treasury Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 1998

-------------------------------------------------
        LONG-TERM U.S. TREASURY PORTFOLIO  LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
-------------------------------------------------
1993         3.0%      1.0%      4.0%        3.8%
1994         8.6       7.3      15.9        16.7
1995       -12.9       6.3      -6.6        -7.5
1996        18.6       8.1      26.7        27.4
1997        -8.1       6.4      -1.7        -1.6
1998         9.8       7.3      17.1        18.3
-------------------------------------------------

*Lehman Long U.S. Treasury Index.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 1998
--------------------------------------------------------------------------------


                 Long-Term U.S.        Average Long-Term          Lehman Long U.S.
               Treasury Portfolio        Treasury Fund             Treasury Index
               ------------------        -------------             --------------
12/14/92            50000                   50000                      50000
1993 01             51984                   51668                      51910
1993 04             54221                   53465                      54191
1993 07             57330                   55847                      57583
1993 10             60101                   58002                      60541
1994 01             60248                   58054                      60594
1994 04             54897                   53999                      54890
1994 07             55850                   54724                      55834
1994 10             53591                   53310                      53500
1995 01             56273                   54832                      56056
1995 04             59171                   56850                      59166
1995 07             63461                   59721                      63411
1995 10             67907                   62969                      67870
1996 01             71319                   65552                      71432
1996 04             65360                   61546                      65497
1996 07             66431                   62175                      66556
1996 10             70023                   65167                      70211
1997 01             70074                   65702                      70303
1997 04             70055                   64925                      70173
1997 07             75870                   69002                      76566
1997 10             78107                   71058                      79072
1998 01             82024                   74309                      83140


------------------------------------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                      PERIODS ENDED JANUARY 31, 1998
                                                     ---------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                      1 YEAR      5 YEARS     INCEPTION   $50,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio                     17.05%        9.55%       10.13%         $82,024
Average Long-Term Treasury Fund                       13.10         7.54         8.03           74,309
Lehman Long U.S. Treasury Index                       18.26         9.88        10.42           83,140
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
                                                INCEPTION                        ---------------------------------
                                                   DATE     1 YEAR     5 YEARS   CAPITAL      INCOME        TOTAL
------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio               12/14/1992   13.98%      9.77%       2.78%      7.10%        9.88%
------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
U.S. Treasury Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Yield                                         5.3%
Average Maturity                           56 days
Average Quality                      U.S. Treasury
Expense Ratio                                0.15%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------
U.S. Treasury                              100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Short-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.


FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                                29
Yield                                         5.4%
Yield to Maturity                             5.3%
Average Coupon                                6.6%
Average Maturity                         2.4 years
Average Quality                      U.S. Treasury
Average Duration                         2.2 years
Expense Ratio                                0.15%
Cash Reserves                                 2.1%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
--------------------------------------------------
                          SHORT-TERM        LEHMAN
                       U.S. TREASURY        INDEX*
--------------------------------------------------
R-Squared                       0.93          1.00
Beta                            0.46          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
U.S. Treasury                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                 1.7%
1-3 Years                                   61.8
3-5 Years                                   27.3
Over 5 Years                                 9.2
--------------------------------------------------
Total                                      100.0%

PORTFOLIO PROFILE
Intermediate-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.


FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                                26
Yield                                         5.5%
Yield to Maturity                             5.5%
Average Coupon                                8.1%
Average Maturity                         7.1 years
Average Quality                      U.S. Treasury
Average Duration                         5.3 years
Expense Ratio                                0.15%
Cash Reserves                                 2.5%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
--------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                       U.S. TREASURY        INDEX*
--------------------------------------------------
R-Squared                       0.99          1.00
Beta                            1.22          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
U.S. Treasury                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                 0.7%
1-5 Years                                    2.0
5-10 Years                                  74.0
10-20 Years                                 23.3
20-30 Years                                   --
Over 30 Years                                 --
--------------------------------------------------
Total                                      100.0%

PORTFOLIO PROFILE
Long-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.


FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                                12
Yield                                         5.8%
Yield to Maturity                             5.8%
Average Coupon                                8.0%
Average Maturity                        20.4 years
Average Quality                      U.S. Treasury
Average Duration                        10.3 years
Expense Ratio                                0.15%
Cash Reserves                                 7.4%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]


VOLATILITY MEASURES
--------------------------------------------------
                           LONG-TERM        LEHMAN
                       U.S. TREASURY        INDEX*
--------------------------------------------------
R-Squared                       0.96          1.00
Beta                            2.06          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
U.S. Treasury                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                 4.8%
1-5 Years                                     --
5-10 Years                                   0.6
10-20 Years                                 29.4
20-30 Years                                 65.2
Over 30 Years                                 --
--------------------------------------------------
Total                                      100.0%

FINANCIAL STATEMENTS
January 31, 1998

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings of U.S. Treasury issues and other U.S. government-guaranteed securities, including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                     MATURITY          AMOUNT     VALUE*
U.S. TREASURY MONEY MARKET PORTFOLIO                       YIELD**       DATE           (000)      (000)
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.5%)
---------------------------------------------------------------------------------------------------------
  U.S. Treasury Bill                                        5.171%   2/5/1998       $  42,117   $ 42,097
  U.S. Treasury Bill                                        5.176%  8/20/1998          55,000     53,465
  U.S. Treasury Bill                                        5.186%  2/26/1998           8,573      8,541
  U.S. Treasury Bill                                         5.19%   3/5/1998           2,153      2,143
  U.S. Treasury Bill                                        5.268%   4/2/1998           5,735      5,685
  U.S. Treasury Note                                        5.125%  2/28/1998         802,153    801,901
  U.S. Treasury Note                                        5.125%  4/30/1998          15,000     14,982
  U.S. Treasury Note                                        5.875%  4/30/1998         610,337    611,032
  U.S. Treasury Note                                        5.875%  8/15/1998          80,000     80,214
  U.S. Treasury Note                                         6.00%  5/31/1998          95,000     95,186
  U.S. Treasury Note                                        6.125%  3/31/1998         360,000    360,374
  U.S. Treasury Note                                        6.125%  5/15/1998         228,197    228,626
  U.S. Treasury Note                                         6.25%  7/31/1998          75,000     75,341
  U.S. Treasury Note                                         7.25%  2/15/1998         735,016    735,453
  U.S. Treasury Note                                        7.875%  4/15/1998         165,000    165,771
  U.S. Treasury Note                                        8.125%  2/15/1998         285,346    285,601
  U.S. Treasury Note                                         8.25%  7/15/1998         155,000    156,838
  U.S. Treasury Note                                         9.25%  8/15/1998          60,109     61,333
---------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $3,784,583)                                                                            3,784,583
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (2.5%)                                                          95,819
---------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------
Applicable to 3,880,128,064 outstanding $.001 par value shares
  (authorized 20,000,000,000 shares)                                                          $3,880,402
=========================================================================================================

NET ASSET VALUE PER SHARE                                                                          $1.00
=========================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
                                                                                                  VALUE*
                                                                                                   (000)
--------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                         $ 3,784,583
Receivables for Investment Securities Sold                                                      680,236
Other Assets--Note B                                                                            118,035
                                                                                            ------------
  Total Assets                                                                                4,582,854
                                                                                            ------------
LIABILITIES
Payable for Investment Securities Purchased                                                     681,277
Other Liabilities                                                                                21,175
                                                                                            ------------
  Total Liabilities                                                                             702,452
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $3,880,402
========================================================================================================

*See Note A in Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT       PER
                                                                                        (000)     SHARE
--------------------------------------------------------------------------------------------------------
Paid in Capital                                                                    $3,880,128     $1.00
Undistributed Net Investment Income                                                        --        --
Accumulated Net Realized Gains                                                            274        --
Unrealized Appreciation                                                                    --        --
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $3,880,402     $1.00
========================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE     MARKET
                                                                                             MATURITY          AMOUNT     VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                                                  COUPON       DATE           (000)      (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.9%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Note                                                3.625%  7/15/2002        $ 13,311   $ 13,257
U.S. Treasury Note                                                                   4.75%  8/31/1998           1,500      1,495
U.S. Treasury Note                                                                  5.625%  2/28/2001          50,196     50,565
U.S. Treasury Note                                                                   5.75% 10/31/2002          51,500     52,194
U.S. Treasury Note                                                                  5.875%  8/31/1999          27,715     27,948
U.S. Treasury Note                                                                  5.875% 11/30/2001          25,000     25,398
U.S. Treasury Note                                                                  6.125% 12/31/2001           9,600      9,838
U.S. Treasury Note                                                                  6.375%  4/30/1999         115,500    116,983
U.S. Treasury Note                                                                   6.50%  8/31/2001          15,200     15,736
U.S. Treasury Note                                                                   6.75%  6/30/1999          85,400     87,064
U.S. Treasury Note                                                                  6.875%  8/31/1999         122,600    125,457
U.S. Treasury Note                                                                   7.50% 11/15/2001          31,000     33,192
U.S. Treasury Note                                                                   7.75% 11/30/1999          71,900     74,869
U.S. Treasury Note                                                                   7.75% 12/31/1999          32,400     33,798
U.S. Treasury Note                                                                  7.875%  8/15/2001           4,000      4,314
U.S. Treasury Note                                                                  7.875% 11/15/2004          28,800     32,622
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)                     4.62% 10/15/1998 (1)(3)    1,622      1,618
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)                     5.10%  4/15/1998 (1)(3)      600        599
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)                    6.475%  5/15/2000 (1)       2,945      2,970
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)                    8.038%  1/15/2000 (1)       2,794      2,871
Bariven, SA Eximbank Guaranteed Export Financing
 (U.S. Government Guaranteed)                                                       6.277%  4/15/2001 (1)(2)    5,600      5,653
Government Export Trust (U.S. Government Guaranteed)                                 4.61%   9/1/1998 (1)         240        239
Government Export Trust (U.S. Government Guaranteed)                                 5.69%   2/1/1998 (1)         100        100
Government Export Trust (U.S. Government Guaranteed)                                 6.61%  9/15/1999 (1)       2,700      2,718
Government Export Trust (U.S. Government Guaranteed)                                 7.75%   1/1/2000 (1)(3)    2,400      2,444
Guaranteed Export Certificates (U.S. Government Guaranteed)                         4.743%  9/15/1998 (1)       1,800      1,795
Guaranteed Trade Trust (U.S. Government Guaranteed)                                  4.86%   4/1/1998 (1)         500        499
Guaranteed Trade Trust (U.S. Government Guaranteed)                                 6.104%  7/15/2003 (1)      32,083     32,385
Overseas Private Investment Corp. (U.S. Government Guaranteed)                      5.696%  2/15/2005 (1)       6,000      5,963
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
 (COST $758,552)                                                                                                         764,584
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.0%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                                                            5.60%   2/2/1998           6,651      6,651
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note E                                                    5.60%   2/2/1998          63,623     63,623
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $70,274)                                                                                                           70,274
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.9%)
 (COST $828,826)                                                                                                         834,858
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.9%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      12,938
Security Loan Collateral Payable to Brokers--Note E                                                                      (63,623)
Other Liabilities                                                                                                         (3,213)
                                                                                                                        ---------
                                                                                                                         (53,898)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 76,932,151 outstanding $.001 par value shares
 (authorized 500,000,000 shares)                                                                                        $780,960
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $10.15
=================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Restricted security representing 0.7% of net assets at January 31, 1998.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the aggregate value of these securities was $4,661,000, representing 0.6% of net assets.

----------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE
----------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------
Paid in Capital                                                                      $774,470     $10.06
Undistributed Net Investment Income                                                        --         --
Accumulated Net Realized Gains--Note C                                                    458        .01
Unrealized Appreciation--Note D                                                         6,032        .08
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $780,960     $10.15
==========================================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                            FACE     MARKET
                                                                        MATURITY          AMOUNT     VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                      COUPON       DATE           (000)      (000)
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.5%)
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                            10.375% 11/15/2012        $135,950   $182,967
U.S. Treasury Bond                                             10.75%  5/15/2003          42,900     53,192
U.S. Treasury Bond                                            11.125%  8/15/2003          10,500     13,306
U.S. Treasury Bond                                            11.625% 11/15/2004          12,600     16,899
U.S. Treasury Bond                                            11.875% 11/15/2003           5,000      6,566
U.S. Treasury Inflation-Indexed Note                           3.375%  1/15/2007          13,252     12,966
U.S. Treasury Inflation-Indexed Note                           3.625%  7/15/2002           7,059      7,030
U.S. Treasury Note                                              5.75%  8/15/2003           3,500      3,551
U.S. Treasury Note                                              6.25%  4/30/2001           6,500      6,668
U.S. Treasury Note                                             6.625%  5/15/2007          23,900     25,720
U.S. Treasury Note                                             6.875%  5/15/2006          14,500     15,752
U.S. Treasury Note                                              7.25%  5/15/2004         102,349    111,940
U.S. Treasury Note                                              7.25%  8/15/2004          59,150     64,811
U.S. Treasury Note                                              7.50%  2/15/2005         137,800    153,517
U.S. Treasury Note                                             7.875% 11/15/2004          96,300    109,080
Export Funding Trust (U.S. Government Guaranteed)               8.21% 12/29/2006 (1)       8,274      9,149
Government Export Trust (U.S. Government Guaranteed)            6.00%  3/15/2005 (1)       9,050      9,129
Guaranteed Export Certificates (U.S. Government Guaranteed)     7.46% 12/15/2005 (1)      11,130     11,777
Guaranteed Trade Trust (U.S. Government Guaranteed)             7.39%  6/26/2006 (1)       2,026      2,138
Guaranteed Trade Trust (U.S. Government Guaranteed)             7.80%  8/15/2006 (1)       7,500      8,112
Guaranteed Trade Trust (U.S. Government Guaranteed)             8.17%  1/15/2007 (1)       3,000      3,309
Overseas Private Investment Corp. (U.S. Government Guaranteed) 5.735%  1/15/2002 (1)       4,000      4,004
Overseas Private Investment Corp. (U.S. Government Guaranteed)  5.94%  6/20/2006 (1)       4,474      4,494
Overseas Private Investment Corp. (U.S. Government Guaranteed)  6.08%  8/15/2004 (1)      22,050     22,286
Overseas Private Investment Corp. (U.S. Government Guaranteed) 6.726%  9/15/2010 (1)       9,000      9,394
Overseas Private Investment Corp. (U.S. Government Guaranteed)  6.75% 12/15/2008 (1)      14,667     15,236
-----------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $845,510)                                                    882,993
-----------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.3%)
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                                       5.60%   2/2/1998           6,048      6,048
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note E                               5.60%   2/2/1998          14,332     14,332
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (COST $20,380)                                                      20,380
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
 (COST $865,890)                                                                                    903,373
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-----------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                 18,158
Liabilities--Note E                                                                                 (16,122)
                                                                                                  ---------
                                                                                                      2,036
-----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------
Applicable to 85,448,588 outstanding $.001 par value shares
 (authorized 500,000,000 shares)                                                                   $905,409
===========================================================================================================

NET ASSET VALUE PER SHARE                                                                            $10.60
===========================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

----------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE
----------------------------------------------------------------------------------------------------------
Paid in Capital                                                                      $879,706     $10.30
Undistributed Net Investment Income                                                        --         --
Accumulated Net Realized Losses--Note C                                               (11,780)      (.14)
Unrealized Appreciation--Note D                                                        37,483        .44
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $905,409     $10.60
==========================================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                     MATURITY          AMOUNT     VALUE*
LONG-TERM U.S. TREASURY PORTFOLIO                           COUPON       DATE           (000)      (000)
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (92.6%)
--------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                           6.00%  2/15/2026        $  1,875   $  1,906
U.S. Treasury Bond                                          6.375%  8/15/2027           8,530      9,159
U.S. Treasury Bond                                          6.625%  2/15/2027          19,025     21,026
U.S. Treasury Bond                                           6.75%  8/15/2026           4,910      5,502
U.S. Treasury Bond                                          7.125%  2/15/2023          10,750     12,469
U.S. Treasury Bond                                          7.875%  2/15/2021          52,479     65,455
U.S. Treasury Bond                                          8.125%  8/15/2019          31,283     39,762
U.S. Treasury Bond                                          8.875%  8/15/2017          43,120     58,103
U.S. Treasury Bond                                          8.875%  2/15/2019          38,103     51,777
U.S. Treasury Bond                                          9.875% 11/15/2015          11,300     16,324
U.S. Treasury Bond                                         10.375% 11/15/2012          14,365     19,333
U.S. Treasury Inflation-Indexed Note                        3.375%  1/15/2007           2,039      1,995
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $274,189)                                                                                302,811
--------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.4%)
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                                   5.60%   2/2/1998          15,787     15,787
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note E                           5.60%   2/2/1998           5,040      5,040
--------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $20,827)                                                                                   20,827
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
 (COST $295,016)                                                                                 323,638
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
--------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                               9,157
Liabilities--Note E                                                                               (5,701)
                                                                                                --------
                                                                                                   3,456
--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------
Applicable to 29,415,993 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                                               $327,094
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                                                         $11.12
========================================================================================================

*See Note A in Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE
--------------------------------------------------------------------------------------------------------
Paid in Capital                                                                      $299,235     $10.17
Undistributed Net Investment Income                                                        --         --
Accumulated Net Realized Losses--Note C                                                  (763)      (.02)
Unrealized Appreciation--Note D                                                        28,622        .97
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $327,094     $11.12
========================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------
                                             U.S. TREASURY     SHORT-TERM  INTERMEDIATE-TERM      LONG-TERM
                                              MONEY MARKET  U.S. TREASURY      U.S. TREASURY  U.S. TREASURY
                                                 PORTFOLIO      PORTFOLIO          PORTFOLIO      PORTFOLIO
                                            ----------------------------------------------------------------
                                                                YEAR ENDED JANUARY 31, 1998
                                            ----------------------------------------------------------------
                                                     (000)          (000)              (000)          (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                      $193,426        $40,602            $47,085        $15,801
                                            ----------------------------------------------------------------
       Total Income                                193,426         40,602             47,085         15,801
                                            ----------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
       Investment Advisory Services                    531             97                105             33
       Management and Administrative                 3,410            626                696            227
       Marketing and Distribution                    1,144            208                213             63
    Custodian Fees                                      28             12                 12             10
    Taxes (other than income taxes)                    267             50                 54             18
    Auditing Fees                                        9              6                  6              6
    Shareholders' Reports                               26              7                  9              4
    Annual Meeting and Proxy Costs                       3              1                  1             --
    Directors' Fees and Expenses                         7              1                  1             --
                                            ----------------------------------------------------------------
       Total Expenses                                5,425          1,008              1,097            361
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                              188,001         39,594             45,988         15,440
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                         475          3,473                464          1,403
    Futures Contracts                                   --             41             (2,452)          (815)
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                               475          3,514             (1,988)           588
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                               --          4,739             34,386         24,665
    Futures Contracts                                   --             --                 --             --
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                      --          4,739             34,386         24,665
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $188,476        $47,847            $78,386        $40,693
============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------
                                                                U.S. TREASURY                    SHORT-TERM
                                                                MONEY MARKET                     U.S. TREASURY
                                                                 PORTFOLIO                        PORTFOLIO
                                                         ------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                         ------------------------------------------------------------
                                                                1998             1997            1998            1997
                                                               (000)            (000)           (000)           (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                    $188,001        $132,096         $39,594         $27,680
    Realized Net Gain (Loss)                                      475            (249)          3,514           2,759
    Change in Unrealized Appreciation
        (Depreciation)                                             --              --           4,739         (10,366)
                                                         ------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                         188,476         131,847          47,847          20,073
                                                         ------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                    (188,001)       (132,096)        (39,594)        (27,680)
    Realized Capital Gain                                          --              --              --              --
                                                         ------------------------------------------------------------
        Total Distributions                                  (188,001)       (132,096)        (39,594)        (27,680)
                                                         ------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                  4,121,503       3,443,596         520,096         335,675
    Issued in Lieu of Cash Distributions                      177,963         125,454          30,788          20,447
    Redeemed                                               (3,666,153)     (2,100,531)       (331,392)       (221,325)
                                                         ------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                                633,313       1,468,519         219,492         134,797
---------------------------------------------------------------------------------------------------------------------
    Total Increase                                            633,788       1,468,270         227,745         127,190
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                       3,246,614       1,778,344         553,215         426,025
                                                         ------------------------------------------------------------
    End of Year                                            $3,880,402      $3,246,614        $780,960        $553,215
=====================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                  4,121,503       3,443,596          51,766          33,493
    Issued in Lieu of Cash Distributions                      177,963         125,454           3,063           2,041
    Redeemed                                               (3,666,153)     (2,100,531)        (32,998)        (22,075)
                                                         ------------------------------------------------------------
        Net Increase in Shares Outstanding                    633,313       1,468,519          21,831          13,459
=====================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
---------------------------------------------------------------------------------------------------------------------
                                                             INTERMEDIATE-TERM                    LONG-TERM
                                                               U.S. TREASURY                   U.S. TREASURY
                                                                 PORTFOLIO                        PORTFOLIO
                                                         ------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                         ------------------------------------------------------------
                                                                 1998            1997            1998            1997
                                                                (000)           (000)           (000)           (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                     $45,988         $39,631         $15,440         $12,323
    Realized Net Gain (Loss)                                   (1,988)            481             588          (1,349)
    Change in Unrealized Appreciation
        (Depreciation)                                         34,386         (30,503)         24,665         (13,669)
                                                         ------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                          78,386           9,609          40,693          (2,695)
                                                         ------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                     (45,988)        (39,631)        (15,440)        (12,323)
    Realized Capital Gain                                          --              --              --            (527)
                                                         ------------------------------------------------------------
        Total Distributions                                   (45,988)        (39,631)        (15,440)        (12,850)
                                                         ------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                    476,383         330,265         210,148         138,400
    Issued in Lieu of Cash Distributions                       33,777          28,181          10,722           9,008
    Redeemed                                                 (295,690)       (254,568)       (110,989)       (125,781)
                                                         ------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                                214,470         103,878         109,881          21,627
---------------------------------------------------------------------------------------------------------------------
    Total Increase                                            246,868          73,856         135,134           6,082
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                         658,541         584,685         191,960         185,878
                                                         ------------------------------------------------------------
    End of Year                                              $905,409        $658,541        $327,094        $191,960
=====================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                     46,385          32,362          19,985          13,651
    Issued in Lieu of Cash Distributions                        3,286           2,777           1,026             892
    Redeemed                                                  (28,954)        (25,076)        (10,537)        (12,404)
                                                         ------------------------------------------------------------
        Net Increase in Shares Outstanding                     20,717          10,063          10,474           2,139
=====================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------------
                                                                         U.S. TREASURY MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
                                                         ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .052         .051         .055         .041         .029
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 --           --           --           --           --
                                                         ---------------------------------------------------------------
        Total from Investment Operations                        .052         .051         .055         .041         .029
                                                         ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.052)       (.051)       (.055)       (.041)       (.029)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                         ---------------------------------------------------------------
        Total Distributions                                    (.052)       (.051)       (.055)       (.041)       (.029)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
========================================================================================================================

TOTAL RETURN                                                   5.31%        5.24%        5.66%        4.19%        2.99%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $3,880       $3,247       $1,778       $1,371         $860
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       5.20%        5.12%        5.50%        4.21%        3.06%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                          SHORT-TERM U.S. TREASURY PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
                                                         ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.04       $10.23        $9.77       $10.26       $10.17
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .592         .587         .626         .518         .448
    Net Realized and Unrealized Gain (Loss)
      on Investments                                            .110        (.190)        .460        (.468)        .101
                                                         ---------------------------------------------------------------
        Total from Investment Operations                        .702         .397        1.086         .050         .549
                                                         ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.592)       (.587)       (.626)       (.518)       (.448)
    Distributions from Realized Capital Gains                     --           --           --        (.022)       (.011)
                                                         ---------------------------------------------------------------
        Total Distributions                                    (.592)       (.587)       (.626)       (.540)       (.459)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.15       $10.04       $10.23        $9.77       $10.26
========================================================================================================================

TOTAL RETURN                                                   7.21%        4.05%       11.41%        0.57%        5.50%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $781         $553         $426         $333         $252
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       5.89%        5.85%        6.22%        5.30%        4.38%
    Portfolio Turnover Rate                                      81%          80%          95%         129%          90%
------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------
                                                                       INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
                                                         ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.17       $10.70        $9.58       $10.58       $10.29
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .645         .648         .665         .598         .578
    Net Realized and Unrealized Gain (Loss)
      on Investments                                            .430        (.530)       1.120        (.995)        .418
                                                         ---------------------------------------------------------------
        Total from Investment Operations                       1.075         .118        1.785        (.397)        .996
                                                         ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.645)       (.648)       (.665)       (.598)       (.578)
    Distributions from Realized Capital Gains                     --           --           --        (.005)       (.128)
                                                         ---------------------------------------------------------------
        Total Distributions                                    (.645)       (.648)       (.665)       (.603)       (.706)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.60       $10.17       $10.70        $9.58       $10.58
========================================================================================================================

TOTAL RETURN                                                  10.98%        1.30%       19.16%       -3.67%        9.89%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $905         $659         $585         $357         $332
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       6.28%        6.37%        6.49%        6.15%        5.46%
    Portfolio Turnover Rate                                      34%          52%          64%         134%         102%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                           LONG-TERM U.S. TREASURY PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
                                                         ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.13       $11.06        $9.40       $10.90       $10.30
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .669         .681         .691         .670         .709
    Net Realized and Unrealized Gain (Loss)
      on Investments                                            .990        (.900)       1.749       (1.405)        .881
                                                         ---------------------------------------------------------------
        Total from Investment Operations                       1.659        (.219)       2.440        (.735)       1.590
                                                         ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.669)       (.681)       (.691)       (.670)       (.709)
    Distributions from Realized Capital Gains                     --        (.030)       (.089)       (.095)       (.281)
                                                         ---------------------------------------------------------------
        Total Distributions                                    (.669)       (.711)       (.780)       (.765)       (.990)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.12       $10.13       $11.06        $9.40       $10.90
========================================================================================================================

TOTAL RETURN                                                  17.05%       -1.75%       26.74%       -6.60%       15.90%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $327         $192         $186         $136          $99
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       6.41%        6.72%        6.66%        7.06%        6.58%
    Portfolio Turnover Rate                                      13%          42%         125%          44%          51%
------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the U.S. Treasury Money Market, Short-Term U.S. Treasury, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: U.S. Treasury Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other
Portfolios: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The Short-Term U.S. Treasury, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: Each Portfolio, except the U.S. Treasury Money Market Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At January 31, 1998, the Fund had contributed capital aggregating $370,000 to Vanguard (included in Other Assets), representing 1.8% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

C. During the year ended January 31, 1998, purchases and sales of U.S. government securities other than temporary cash investments were:

            -----------------------------------------------------------------------------------------------
                                                                                      (000)
                                                                    ---------------------------------------
            PORTFOLIO                                                     PURCHASES               SALES
            -----------------------------------------------------------------------------------------------
            Short-Term U.S. Treasury                                      $746,499              $528,421
            Intermediate-Term U.S. Treasury                                454,489               243,198
            Long-Term U.S. Treasury                                        127,318                29,162
            -----------------------------------------------------------------------------------------------

      Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at January 31, 1998, or capital losses available to offset future net capital gains:

            -----------------------------------------------------------------------------------------------
                                                                                   CAPITAL LOSS
                                                                    ---------------------------------------
                                                 CAPITAL GAINS                                 EXPIRATION
                                                 AVAILABLE FOR                               FISCAL YEAR(S)
                                                 DISTRIBUTION              AMOUNT                ENDING
            PORTFOLIO                                (000)                  (000)              JANUARY 31
            -----------------------------------------------------------------------------------------------
            Short-Term U.S. Treasury                  $467                     --                   --
            Intermediate-Term U.S. Treasury             --                 $9,329                 2003
            Long-Term U.S. Treasury                    180                     --                   --
            -----------------------------------------------------------------------------------------------

      The Short-Term U.S. Treasury and Long-Term U.S. Treasury Portfolios used capital loss carryforwards of $3,042,000 and $1,180,000, respectively, to offset taxable capital gains realized during the year ended January 31, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

D. At January 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

            -----------------------------------------------------------------------------------------------
                                                                            (000)
                                               ------------------------------------------------------------
                                                                                                   NET
                                                  APPRECIATED            DEPRECIATED           UNREALIZED
            PORTFOLIO                             SECURITIES             SECURITIES           APPRECIATION
            -----------------------------------------------------------------------------------------------
            Short-Term U.S. Treasury               $  6,216                $(184)               $  6,032
            Intermediate-Term U.S. Treasury          37,532                  (49)                 37,483
            Long-Term U.S. Treasury                  28,633                  (11)                 28,622
            -----------------------------------------------------------------------------------------------

E. The market values of securities on loan to brokers/dealers at January 31, 1998, and collateral received with respect to such loans, were:

            -----------------------------------------------------------------------------------------------
                                                                            (000)
                                               ------------------------------------------------------------
                                                                                 COLLATERAL RECEIVED
                                                                    ---------------------------------------
                                                 MARKET VALUE                                 MARKET VALUE
                                                   OF LOANED                                OF U.S. TREASURY
            PORTFOLIO                             SECURITIES                CASH               SECURITIES
            -----------------------------------------------------------------------------------------------
            Short-Term U.S. Treasury                $62,514               $63,623                     --
            Intermediate-Term U.S. Treasury          78,583                14,332                $66,350
            Long-Term U.S. Treasury                  26,418                 5,040                 22,139
            -----------------------------------------------------------------------------------------------

      Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and
Board of Directors of
Vanguard Admiral Funds

In our opinion, the accompanying statements of net assets (and statement of assets and liabilities for U.S. Treasury Money Market Portfolio) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Market Portfolio, Short-Term U.S. Treasury Portfolio, Intermediate-Term U.S. Treasury Portfolio, and Long-Term U.S. Treasury Portfolio (constituting Vanguard Admiral Funds, hereafter referred to as the "Fund") at January 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 1998



SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD ADMIRAL FUNDS

This information for the fiscal year ended January 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

      The Short-Term U.S. Treasury and Long-Term U.S. Treasury Portfolios designate $467,000 and $127,000, respectively, as capital gain dividends (from net long-term capital gains), all of which represents a 20% rate gain distribution. These capital gains will be distributed in March 1998.

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
--------------------------------------------------------------------------------

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


--------------------------------------------------------------------------------
OTHER VANGUARD OFFICERS
--------------------------------------------------------------------------------

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

               "Standard & Poor's 500," "S&P 500(R)," "Standard &
              Poor's(R)," "S&P(R)," and "500" are trademarks of The
            McGraw-Hill Companies, Inc. Frank Russell Company is the
               owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                            VANGUARD FAMILY OF FUNDS

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     Portfolio
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   (CA, NJ, NY, OH, PA)

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Q120-1/1998


(C) 1998 Vanguard Marketing
     Corporation, Distributor